UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2016

XTERA COMMUNICATIONS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37617	38-3394611
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Bethany Drive, Suite 100 Allen, Texas		75013
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 649-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 31, 2016, Xtera Communications, Inc. (the “Company”) and its subsidiaries party to the Credit Agreement (as defined below), Azea Networks, Inc., Neovus, Inc. and Xtera Asia Holdings, LLC (collectively, the “Borrowers”), entered into a Limited Waiver and Sixth Amendment to Loan Agreement (the “PWB Amendment”), by and among the Borrowers and Pacific Western Bank (as successor in interest by merger to Square 1 Bank) which amends the Loan and Security Agreement (as amended, the “Credit Agreement”) dated January 16, 2015. In addition, also on July 31, 2016, the Company entered into a Tenth Amendment to Venture Loan and Security Agreement (the “Horizon Amendment”), by and between the Company and Horizon Technology Finance Corporation (as amended, the “Loan Agreement”), dated May 10, 2011. The PWB Amendment (i) waives certain events of default by the Company, (ii) provides for an additional success fee of $100,000 upon the occurrence of certain fundamental company transactions, if such event occurs after August 17, 2016 and (iii) modifies the maturity date of the Credit Agreement to September 1, 2016. The Horizon Amendment (i) waives any cross-default under the Loan Agreement and (ii) modifies the maturity date of the Loan Agreement and related promissory notes thereunder to September 1, 2016. The Company remains in ongoing discussions regarding the restructuring of its credit agreements.

Except as modified by the PWB Amendment, the remaining terms of the Credit Agreement remain in full force and effect.  The PWB Amendment is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the PWB Amendment is a summary and is qualified in its entirety by the terms of the PWB Amendment. Except as modified by the Horizon Amendment, the remaining terms of the Loan Agreement remain in full force and effect.  The Horizon Amendment is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Horizon Amendment is a summary and is qualified in its entirety by the terms of the Horizon Amendment.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are filed herewith:

Exhibit 10.1	Limited Waiver and Sixth Amendment to Loan Agreement, dated July 31, 2016 by and among Pacific Western Bank, the Company, Azea Networks, Inc., Neovus, Inc. and Xtera Asia Holdings, LLC.
Exhibit 10.2	Tenth Amendment of Venture Loan and Security Agreement, dated July 31, 2016, by and between the Company and Horizon Technology Finance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XTERA COMMUNICATIONS, INC.

Date: August 4, 2016	By:	/s/ Joseph R. Chinnici
Joseph R. Chinnici
Chief Financial Officer and Secretary